                                                                     Exhibit 4.6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [ ] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [ ] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, [ ], HAS AN INTEREST HEREIN.


                                                                       CUSIP [ ]

                                       PAXSON COMMUNICATIONS CORPORATION

No.[  ]

                                                                      [ ] Shares


                  This certifies that [ ] is the owner of [ ] fully paid and non-assessable shares of the 13.25% Cumulative Junior Exchangeable Preferred Stock, par value $0.001 per share, of Paxson Communications Corporation (the "Corporation"), a Delaware corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed manually or by the facsimile signatures of its duly authorized officers and has caused its corporate seal to be hereunto affixed.

Dated:  [     ], 1998


                                 PAXSON COMMUNICATIONS CORPORATION


                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

(Seal)
                                 By:
                                    -------------------------------------------
                                     Name:
                                     Title:

                                 Countersigned and Registered:

                                 FIRST UNION NATIONAL BANK,
                                    CHARLOTTE, NORTH CAROLINA,
                                    Transfer Agent and Registrar


                                 By:
                                    -------------------------------------------
                                    Authorized Signature

                        PAXSON COMMUNICATIONS CORPORATION


                  This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and ByLaws of the Corporation and the amendments from time to time made thereto, copies of which are on file at the principal office of the Corporation, to all of which the holder of this Certificate assents by acceptance hereof.

                  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
 JT TEN - as joint tenants with right
                  of survivorship and not
                  as tenants in common

UNIF GIFT MIN ACT - _______________________ Custodian ______________________
                        (Cust)                               (Minor)

under Uniform Gifts to Minors Act _______________________________________
                                                 (State)

Additional abbreviations may also be used though not in the above list.

                  FOR VALUE received, ____________________________ hereby sell,

assign and transfer unto ______________________________________________________

_______________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE

_______________________________________________________________________________
              PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS & ASSIGNEE

_______________________________________________________________________________
_______________________________________________________ Shares of the preferred stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________ _________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:________________________     ____________________________________________



                                    -------------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:            -------------------------------------------
                                    NOTICE: SIGNATURE(S) SHOULD BE GUARANTEED BY
                                    A QUALIFIED MEDALLION GUARANTEE MEMBER AND
                                    MUST CORRESPOND EXACTLY WITH THE NAME AS
                                    WRITTEN UPON THE FACE OF THE CERTIFICATE.